August 3, 2026 Frequently Asked Questions 1. Why did the Atkore Board of Directors enter into this agreement for Prysmian to acquire Atkore? • This transaction delivers value for our shareholders and positions the company for success for years to come. • Additionally, reaching this agreement with Prysmian reflects the strength of our team as well as the value of Atkore’s differentiated and diversified product portfolio that is critical to expanding access to renewable energy, investment in digital infrastructure and electrification. • We expect Atkore to benefit from additional opportunities as part of a larger global organization and look forward to realizing the significant benefits we expect it to provide for our employees, customers, and other stakeholders. 2. What happens next? • This is just the first step in the process, and it remains business as usual for all of us at Atkore. • The transaction is targeted to close by calendar year end 2026, pending approval by our shareholders, regulatory approvals, and other customary closing conditions. • Between now and closing, Atkore and Prysmian remain separate and independent companies. • It’s important that we stay focused on our priorities – serving our customers better than anyone. 3. Why is Prysmian interested in acquiring Atkore? • Prysmian was attracted to Atkore, our strong team and differentiated and diversified product portfolio that is critical to expanding access to renewable energy, investment in digital infrastructure and electrification. • Importantly, our skilled employees, robust geographic footprint, and deep customer relationships are highly attractive to Prysmian as it continues to grow its electrical solutions portfolio, including in North America. 4. What does this announcement mean for customers? • Combining Atkore’s extensive Regional Service Center network and strong distribution-channel relationships with Prysmian's comprehensive portfolio is expected to create a stronger platform with greater scale and a more comprehensive set of solutions to better serve customers. • It’s important to reinforce with customers that today’s announcement has no impact on how we work with them, and it’s business as usual. • They should not expect any changes to our relationship or how we support them related to this announcement. • Until the transaction closes, which is targeted by calendar year end 2026, Atkore and Prysmian will continue to operate as separate and independent companies. • Our priority remains serving our customers with the same high-quality products, solutions and support they expect from us. 5. What does this announcement mean for me as an employee? • Today’s announcement is just the first step of the process, and it’s important to remember it remains business as usual. • Until the transaction closes, which is targeted by calendar year end 2026, Atkore and Prysmian will continue to operate as separate and independent organizations. • Ultimately, the expertise and dedication of our team were important factors in Prysmian’s decision to pursue this transaction, and we expect Atkore to benefit from additional opportunities as part of a larger global organization.

August 3, 2026 6. How will the acquisition of Atkore be integrated into Prysmian? Will we stay a public company? • It is still early in the process, and many decisions have not yet been made. • Specific decisions related to integration will take place as we move forward and as part of post- closing integration planning. • Importantly, both companies are committed to thoughtful integration planning that positions the combined company for long-term success. We will communicate any decisions if and when they are made. • Following the completion of the transaction, Atkore will become part of Prysmian, and Atkore shares will no longer be listed on the New York Stock Exchange (NYSE). 7. Will Atkore be a stand-alone company/division within Prysmian? • It is still early in the process, and many decisions have not yet been made. • Specific decisions related to integration will take place as we move forward and as part of post- closing integration planning. • Importantly, both companies are committed to thoughtful integration planning that positions the combined company for long-term success. We will communicate any decisions if and when they are made. • Until the transaction closes, which is targeted by calendar year end 2026, Atkore and Prysmian will continue to operate as separate and independent companies. 8. Will Bill Waltz remain as President and CEO of Atkore during this acquisition process? • Bill Waltz has agreed to stay in his role as President and CEO through at least the close of this transaction. 9. Can I reach out to people I know at Prysmian to talk about the transaction? • Today’s announcement is just the first step of the process, and it’s important to remember it remains business as usual. Your roles and responsibilities remain the same. • Until the transaction closes, which is targeted to close by calendar year end 2026, Atkore and Prysmian will continue to operate as separate and independent companies. • To that end, it is crucial that you only interact with Prysmian employees with the same rules of engagement as you normally would with employees of any other external company with which we compete. • Please refer to Atkore’s Antitrust Policy and, if you have any questions, please email Atkore Legal Department at legal@atkore.com 10. Once the transaction is closed, what changes could employees expect? • Today’s announcement is just the first step in the process. • Specific decisions related to integration will take place as we move forward and as part of post- closing integration planning. • Importantly, both companies are committed to thoughtful integration planning that positions the combined company for long-term success. We will communicate any decisions as appropriate. • This milestone reflects the dedication and hard work of our employees, and we expect Atkore to benefit from additional opportunities as part of a larger global organization. Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between Atkore and Prysmian (the “proposed transaction”). In connection with the proposed transaction, Atkore intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”).

August 3, 2026 The definitive proxy statement, when available, will be sent or given to the stockholders of Atkore. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) as well as other filings containing information about Atkore, without charge, at the SEC’s website, http://www.sec.gov. Free copies of the proxy statement, once available, and Atkore’s other filings with the SEC may also be obtained from Atkore. Free copies of documents filed with the SEC by Atkore will be made available on Atkore’s investor relations website at https://investors.atkore.com. Participants in the Solicitation Atkore and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Atkore is set forth in its definitive proxy statement, which was filed with the SEC on December 12, 2025 under the headings “Proposal 1: Election of Directors” and “Executive Officers and Compensation.” Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available. Forward-Looking Statements Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction, constitutes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such statements are based upon the current beliefs and expectations of the management of Atkore and Prysmian and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Discussions of a number of important additional risks and uncertainties are contained in Atkore’s filings with the SEC, including Atkore’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and will be contained in the preliminary proxy statement to be filed by Atkore in connection with the proposed transaction. Neither Atkore nor Prysmian is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.